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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                           HAVERTY FURNITURE COMPANIES, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
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     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4) Proposed maximum aggregate value of transaction:
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     (5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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                       HAVERTY FURNITURE COMPANIES, INC.
                        866 West Peachtree Street, N.W.
                          Atlanta, Georgia 30308-1123

                         ANNUAL MEETING OF STOCKHOLDERS

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                          ADDENDUM TO PROXY STATEMENT

                    ---------------------------------------

    The headings for the information appearing on Page 4 of the Proxy Statement filed on March 24, 1999, were reversed from their proper placement. The following is page 4 of the Proxy Statement with the headings designating the ownership of the correct classes of stock:

    The following information is provided with respect to the number of shares of the Company's Common Stock and/or Class A Common Stock beneficially owned as of February 28, 1999, by (i) an executive officer who is not a director or nominee and is named in the Summary Compensation Table and (ii) all executive officers and directors as a group. Unless otherwise indicated, the person or entity shown possesses sole voting and investment powers with respect to the amounts shown.

                                                                                               CLASS A
                                                                         COMMON STOCK       COMMON STOCK
                                                                         BENEFICIALLY       BENEFICIALLY
                                                                             OWNED              OWNED
NAME OR NUMBER OF                                                       AND PERCENT OF     AND PERCENT OF
PERSONS IN GROUP                                                             CLASS              CLASS
---------------------------------------------------------------------  -----------------  -----------------
Dennis L. Fink                                                                78,545(a)               --
                                                                               *
                                                                             953,084(b)        1,129,429(c)
15 Executive Officers and Directors as a Group                                10.54%              46.26%

------------------------

*   Less than 1% of outstanding shares of class.

(a) This amount includes unexercised options to purchase 58,808 shares which may be acquired upon the exercise of options which are presently exercisable or which will become exercisable on or before April 30, 1999.

(b) Of this amount, the persons included in this group have shared voting and investment power with respect to 140,855 shares (which includes 34,119 shares held in the Company's Retirement Plan and Trust) and shared voting power with respect to 145,064 shares which represent the shares held in the Company's 401(k) Plan. This amount also includes 311,769 shares which may be acquired upon the exercise of options which are presently exercisable or which will become exercisable on or before April 30, 1999.

(c) Of this amount, the persons included in this group have shared voting and investment power with respect to 367,006 shares (which includes 143,375 shares held in the Company's Retirement Plan and Trust) and sole voting power with respect to 24,630 shares.